Exhibit 10.3
EXECUTION COPY
SECOND AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 28, 2011 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, and BANK OF AMERICA, NATIONAL ASSOCIATION (“Bank of America”), a national banking association, as administrator (in such capacity, the “Administrator”).
R E C I T A L S
The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement” or the “Receivables Purchase Agreement”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.
2. Amendments to the Agreement. As of the Effective Date (as defined below), the Receivables Purchase Agreement is hereby amended as follows:
(i) Section 5.1(l) is amended to insert the phrase “As of October 28, 2011,” at the beginning thereof.
(ii) Section 5.3(l) is amended to insert the phrase “As of October 28, 2011,” at the beginning thereof.
(iii) Section 7.1(i) is amended to delete clause (ii) thereof in its entirety.
(iv) Section 7.3(m) is amended to delete clause (ii) thereof in its entirety.
(v) Section 9.1(i) is amended to delete the phrase “or any material adverse development in any such litigation shall have occurred,” where it appears therein in its entirety.
(vi) Section 9.1(o) is amended to delete the number “6.11” where it appears therein and substitute the number “6.12” therefor and to delete the date “March 18, 2011” where it appears therein and substitute the date “October 29, 2011” therefor.

(vii) The definition of “Credit Agreement” set forth on Exhibit I is amended and restated as follows:
“Credit Agreement” shall mean the Credit Agreement, dated as of March 18, 2011, as amended and restated as of October 28, 2011, which is attached as Exhibit A to the Amendment and Restatement Agreement, dated as of October 28, 2011, among AmerisourceBergen, the borrowing subsidiaries from time to time party thereto, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (without giving effect to any amendment, waiver, termination, supplement or other modification thereof thereafter unless consented to by the Required Purchaser Agents).
(viii) The definition of “Scheduled Facility Termination Date” set forth on Exhibit I for any Group Commitment (or portion thereof) is amended and restated as follows:
“Scheduled Facility Termination Date” means, for any Group Commitment (or portion thereof), the “Scheduled Facility Termination Date” set forth therefor on the signature page to the Second Amendment to the Amended and Restated Receivables Purchase Agreement, dated as of October 28, 2011 (or in the applicable Assumption Agreement or Transfer Supplement).
3. Representations and Warranties; Covenants. Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:
(i) each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date;
(ii) no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event;
(iii) the Facility Termination Date for all Purchaser Groups has not occurred; and
(iv) the Credit Agreement has not been amended.
4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in each of the Agreements to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.
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5. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) subject to the condition precedent that each Purchaser Agent shall have received, on or before the Effective Date, each of the following, each in form and substance satisfactory to the Purchaser Agents:
(a) counterparts of (i) this Amendment and (ii) the amended and restated Fee Letter by and among, inter alia, the Seller and each Purchaser Agent and dated as of the date hereof, and, in each case duly executed by each of the parties thereto;
(b) the Administrator, each Purchaser Agent and PNC Capital Markets LLC shall have received all accrued and unpaid fees, costs and expenses to the extent then due and payable to it or the Purchasers on the Effective Date; and
(c) such other documents and instruments as a Purchaser Agent may reasonably request.
7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.
8. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.
[signature pages begin on next page]
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller
By:	/s/ J.F. Quinn
	Name:	J.F. Quinn
	Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer
By:	/s/ J.F. Quinn
	Name:	J.F. Quinn
	Title:	Vice President & Corporate Treasurer
Acknowledged and Agreed
AMERISOURCEBERGEN CORPORATION

By:	/s/ J.F. Quinn Name: J.F. Quinn
Title: Vice President & Corporate Treasurer
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BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrator
By:	/s/ Nina Austin
	Name:	Nina Austin
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser for Bank of America, National Association
By:	/s/ Nina Austin
	Name:	Nina Austin
	Title:	Vice President

Scheduled Facility Termination Date: October 28, 2014
Second Amendment to RPA
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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser for Wells Fargo Bank, National Association
By:	/s/ Elizabeth R. Wagner
	Name:	Elizabeth R. Wagner
	Title:	Vice President

Scheduled Facility Termination Date: October 28, 2014
Second Amendment to RPA
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LIBERTY STREET FUNDING LLC, as an Uncommitted Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President
THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding LLC
By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director
Scheduled Facility Termination Date: October 28, 2014
Second Amendment to RPA
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MARKET STREET FUNDING LLC, as an Uncommitted Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President
PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Market Street Funding LLC
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

Scheduled Facility Termination Date: October 28, 2014
Second Amendment to RPA
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VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser
By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory Receivables Corporation
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Managing Director
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory Receivables Corporation
By:	/s/ Brian McNany
	Name:	B. McNany
	Title:	Vice President
Scheduled Facility Termination Date: October 28, 2014
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WORKING CAPITAL MANAGEMENT CO., LP, as Uncommitted Purchaser and as Related Committed Purchaser for Working Capital Management Co., LP
By:	/s/ S. Nochiide
	Name:	Shinichi Nochiide
	Title:	Attorney-in-Fact
MIZUHO CORPORATE BANK, LTD., as Purchaser Agent for Working Capital Management Co., LP
By:	/s/ Bertram H. Tang
	Name:	Bertram Tang
	Title:	Authorized Signatory

Scheduled Facility Termination Date: October 28, 2014
Second Amendment to RPA
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